================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 1999

                                BSB BANCORP, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                            0-17177                   16-1327860
   --------                            -------                   ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

          58-68 Exchange Street, Binghamton, New York             13901
          -------------------------------------------             -----
          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (607) 779-2525
                                                     ----------------

                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

      On July 1, 1999, BSB Bancorp, Inc. a Delaware corporation ("BSB Bancorp"), completed its acquisition of the assets and business of Skaneateles Bancorp, Inc., a Delaware corporation ("SKAN"), pursuant to an Agreement and Plan of Merger, dated as of January 25, 1999, by and between BSB Bancorp and SKAN, as amended by Amendment No. 1 thereto dated as of June 29, 1999 (together, the "Merger Agreement"). Pursuant to the Merger Agreement Skaneateles Savings Bank ("SKAN Bank"), a wholly owned subsidiary of SKAN also merged into BSB Bank & Trust Company, a wholly owned subsidiary of BSB Bancorp. Both SKAN and SKAN Bank were headquartered in Skaneateles, New York. As of March 31, 1999, SKAN had total consolidated assets of approximately $272.9 million, total deposits of $234.8 million, and shareholder's equity of $19.3 million, or 7.07% of total assets.

      In accordance with the provisions of the Merger Agreement, the merger was effected on a stock for stock basis in a tax-free exchange. Each issued and outstanding share of SKAN common stock converted into 0.970 of a share of BSB Bancorp common stock, par value $.01 per share, or approximately 1,523,794 shares (excluding options to purchase SKAN common stock that were not exercised prior to the effective time of the acquisition and which were converted into options to purchase BSB Bancorp common stock at the exchange ratio), plus cash in lieu of fractional shares. The exchange ratio in the acquisition was arrived at by negotiation between BSB Bancorp and SKAN in a competitive bid process. As a stock for stock transaction, the acquisition will be accounted for under the pooling of interests method of accounting.

      BSB Bancorp intends to continue to operate the majority of SKAN Bank's banking offices as separate branch offices of BSB Bancorp.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial statements of businesses acquired.

      The following audited financial statements of SKAN previously have been filed with the Securities and Exchange Commission (the "SEC") as part of the Annual Report on Form 10-K of Skaneateles Bancorp, Inc. for the fiscal year ended December 31, 1998 and are incorporated herein by reference:

      -- Independent Auditor's Report.

      -- Consolidated Balance Sheets as of December 31, 1998 and 1997.

      -- Consolidated  Statements  of Income for years ended  December 31, 1998,
         1997 and 1996.

      -- Consolidated  Statements  of  Stockholders'  Equity  and  Comprehensive
         Income for the years ended December 31, 1998, 1997 and 1996.

      -- Consolidated  Statements of Cash Flows for the years ended December 31,
         1998, 1997 and 1996.

      -- Notes to Consolidated Financial Statements.

      The following unaudited financial statements of SKAN have previously been filed with the SEC as part of the Quarterly Report of SKAN on Form 10-Q for the quarter ended March 31, 1999, and are incorporated herein by reference:

      -- Consolidated Balance Sheets - March 31, 1999 and December 31, 1998.

      -- Consolidated Statements of Income - Three Months ended March 31, 1999 and 1998.

      -- Consolidated  Statements  of  Stockholders'  Equity  and  Comprehensive
         Income for the three months ended March 31, 1999 and 1998.

      -- Consolidated  Statements  of Cash Flows - Three  Months ended March 31,
         1999 and 1998.

      -- Notes to Consolidated Financial Statements.

  (b) Pro forma financial information

      Not applicable.

 (c) Exhibits

      2.1 Agreement and Plan of Merger, dated as of January 25, 1999, by and between BSB Bancorp and SKAN (reported herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by BSB Bancorp on February 3, 1999).

      2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 29, 1999, by and between BSB Bancorp and SKAN.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BSB BANCORP, INC.
                                       (Registrant)

Date:  July 2, 1999                  By:   /s/  Alex S. DePersis
                                           ----------------------------------
                                           Alex S. DePersis
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.                 Description                                     Page
-----------                 -----------                                     ----

2.1 Agreement and Plan of Merger, dated as of January 25, 1999, by and between BSB Bancorp and SKAN (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by BSB Bancorp on February 3, 1999).

2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 29, 1999, by and between BSB Bancorp and SKAN.